UNITY BANCORP INC

9/30/13

NASDAQ: UNTY

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, and the Quarterly Reports on Form 10-Q for the quarters ended March, 31 2013, June 30, 2013, and September 30, 2013, which have been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $875 million in assets & $725 million in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service offices located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

(1) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(2) NPAs = nonaccrual loans + OREO
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender - Equal Housing Lender

Financial Summary (Q3 2013)

Balance Sheet ($000s)	
Total Assets	$876,000
Total Loans	$661,000
Total Deposits	$727,000
Total Equity	$56,000
Loans / Deposits (%)	91%
Capital & Asset Quality (%)	
Tang. Common Equity / Tang. Assets [1]	6.22%
NPAs / Assets [2]	2.04%
Profitability (%) QTD	
ROAA	0.62%
ROACE	5.25%
NIM	3.53%
Efficiency Ratio [1,3]	69.92%

Bank Franchise

- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



New York
Newark
Jersey City
Elizabeth
Bayonne
Hoboken
Livingston
West Orange
Bloomfield
Irvington
Summit
Kearny
Rahway
Perth Amboy
Edison
Sayreville
South River
East Brunswick
Old Bridge
Middletown
Hazlet
Keansburg
Long Valley
High Bridge
Washington
Oxford
Belvidere
Harmony
Nazareth
Easton
Bridgewater
Somerville
Manville
Bedminster
Readington
Frenchtown
Milford
Kingwood
Lambertville
Hopewell
Princeton
Plainsboro
Kendall Park
Madison
Chatham
Warren
Watchung
Metuchen
Carteret
Kenilworth

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

			Population		Household Income
County	Branches	Deposits ($000)	2012 Actual	Density (pop./sq.mi.)	2012 Median
Hunterdon, NJ	3	$214,168	129,260	302	$101,682
Middlesex, NJ	4	$166,907	815,917	2,641	$77,407
Union, NJ	3	$103,283	536,116	5,212	$60,991
Somerset, NJ	2	$77,955	326,491	1,082	$100,602
Warren, NJ	2	$29,697	109,117	306	$69,320
Northampton, PA	1	$27,472	299,139	809	$57,616
Unity Aggregate	16	$619,482	2,218,040	1,872	$84,716
State of New Jersey			8,830,466	1,201	$68,960

(1) UNTY market demographics are deposit-weighted by county.

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – No less than 10% loan growth annually
- Expand the Mortgage Division by growing list of referring real estate agents – Target 15% annual growth rate in purchased transactions
- Expansion of SBA Division – Increase 7A Volume
- Growth in core deposits of at least 5%
- ROE and ROA in top quartile of peer group
- EPS growth of 10% per year

Core Values



UNITY BANK
growing with you!
Unity Bank Commandments
1. Treat all employees and customers with dignity and respect
2. Provide the highest level of service to our customers
3. Maintain financial stability
4. Always do the right thing
Committed to the Growth of Our Branches
Retail Branches
IT
Lending
Finance
Facilities
Training
Marketing
Back Office
Compliance
Asset Management
Loan & Deposit Operations
Human Resources
Management
Board of Directors
Our mission is to be the best bank in each of the communities we serve.
We are rooted in our community.

UNITY BANK
growing with you!

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 25 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 18 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 27 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 42 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank

- Average tenure of Board Members is 12.5 years

- Diverse experience including financial industry, medical professionals, university professional and business ownership

- Director and Executive Officer ownership 39%

Recent Financial Performance

2012-2013 Highlights

- Repaid all CPP funds (TARP) and terminated the related warrants
- Record Commercial Loan growth
- Improved credit quality since December 31, 2011 resulted in lower loan loss provisions as well as reduced loan collection and OREO expenses
- Significant growth in residential mortgage originations resulted in increased gains on sale of mortgage loans
- Continued deposit product mix improvement due to growth in core demand deposits and savings deposits, while higher costing time deposits declined
- Opened two new branches and closed an under-performing branch
- Negotiated purchase of three branch locations, 2013 closing
- Opened retail loan production office in Bergen County

Summary Balance Sheet and Capital

($ in Millions)	3Q13	2012Y	2011Y
Assets	$876	$820	$811
Total Loans	661	587	593
Deposits	727	649	644
Equity	56	78	74
TCE Ratio	6.22%	6.83%	6.48%
Tier 1 Ratio	10.81	14.90	14.30
Total Capital Ratio	12.07	16.10	15.60

Summary Income Statement and Profitability

($ in Millions)	3Q13	3Q12	2012Y	2011Y
Net Interest Income	$6.9	$7.0	$27.4	$29.0
Provision for Loan Losses	0.6	1.0	4.0	6.8
Noninterest Income	1.7	1.8	7.3	5.7
Noninterest Expense	5.9	6.0	24.3	24.5
Net Income	1.3	1.2	4.2	2.5
Return on Average Assets	0.62%	0.60%	0.53%	0.31%
Return on Average Equity	8.25	5.74	4.80	1.90
Net Interest Margin	3.53	3.72	3.62	3.76
Earnings Per Share	$0.15	$0.10	$0.34	$0.13

Profitability Progression

Diluted Earnings per Share



$0.03
$0.07
$0.07
$0.10
$0.10
$0.10
$0.11
$0.15
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Loan Mix



$700
$600
$500
$400
$300
$200
$100
$0
$657MM
$616MM
$593MM
$587MM
$661MM
9%
26%
20%
45%
9%
24%
21%
46%
8%
21%
23%
48%
8%
18%
23%
51%
7%
14%
26%
53%
2009Y
2010Y
2011Y
2012Y
2013Q3
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Commercial and SBA Loan Trade Area
(dollars in thousands)



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$306,705
$345,664
$40,454
$33,596
$63,716
$33,809
$52,081
$27,077
New Jersey
Pennsylvania
New York
Other
2007
Q3 2013

Asset Quality Continues to Improve

NPLs / Loans



8%
6%
4%
2%
0%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
1.71%
1.17%
Without TDRS
With TDRS

Asset Quality

- 29% decline in non-performing assets from 9/30/12 to 9/30/13
- 47% decline in loans past due 90 days or more and still accruing from 9/30/12 to 9/30/13

Nonperforming Assets (9/30/2013)



Residential Mortgage, 4,072K
Consumer, 1,728K
OREO, 1,249K
SBA 7A and 504 Loans, 6,358K
Commercial, 6,498K

Allowance for Loan Losses / Total Loans: 2.06%

(1) NPAs = nonaccrual loans + OREO

5 Year Deposit Trend

(in thousands)

	2008	2009	2010	2011	2012	3Q13
Noninterest-bearing demand deposits	$74,090	$80,100	$91,272	$101,193	$114,424	$163,617
Interest-bearing demand deposits	87,046	100,046	105,530	104,749	114,838	119,579
Savings deposits	134,875	286,334	277,394	278,603	294,533	280,892
Total core deposits	$296,011	$466,480	$474,196	$484,545	$523,795	$564,088
Total time deposits	$411,106	$291,759	$180,592	$159,426	$124,965	$163,024
Total deposits	$707,117	$758,239	$654,788	$643,971	$648,760	$727,112
Cost of interest-bearing deposits	3.25%	2.66%	1.61%	1.23%	0.84%	0.57%

Maintaining Total Revenue & Net Interest Margin

- Despite the interest rate environment and minimal balance sheet growth, we have focused on growing revenue and protecting the net interest margin

Total Revenue and Net Interest Margin



$40MM
$35MM
$30MM
$25MM
$20MM
4.00%
2.00%
0.00%
3.51%
3.22%
3.67%
3.76%
3.62%
3.65%
3.57%
$30.0
$30.0
$35.1
$34.6
$34.8
$26.0
$25.5
2008Y
2009Y
2010Y
2011Y
2012Y
Sept 30, 2012YTD
Sept 30, 2013YTD
Total Revenue
NIM

Strong Levels of Noninterest Income



Noninterest Income
$8MM
$6MM
$4MM
$2MM
$0MM
$2.7MM
$2.1MM
$5.1MM
$5.7MM
$7.3MM
$5.3MM
$5.1MM
2008Y
2009Y
2010Y
2011Y
2012Y
Sept 30, 2012YTD
Sept 30, 2013YTD
Noninterest Income

Mortgage Loan Originations



Mortgage Growth
$160
$140
$120
$100
$80
$60
$40
$20
$0
$MM
$68.7 MM
$19.8
$48.9
$82.4 MM
$24.8
$57.5
$133.6 MM
$25.8
$107.8
$123.0 MM
$65.3
$57.7
2010
2011
2012
9/30/13 YTD
SOLD
PORTFOLIO

Noninterest Expense Controls

Noninterest Expense


$30MM
$25MM
$20MM
$15MM
3.0%
2.0%
1.0%
0.0%
2.79%
2.64%
2.88%
3.00%
3.02%
3.02%
2.95%
$22.9MM
$23.9MM
$25.0MM
$24.5MM
$24.3MM
$18.2MM
$18.1MM
2008Y
2009Y
2010Y
2011Y
2012Y
Sept 30, 2012Y
Sept 30, 2013Y
Noninterest Expense
Noninterest Expense / Average Assets

Tangible Book Value Per Share



$8.00
$7.50
$7.00
$6.50
$6.00
$6.77
$6.69
$6.87
$7.04
$7.42
$7.21*
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q3

* Reflects redemption of TARP preferred stock and the associated warrant.

Capital Ratios

Unity Bancorp, Inc.

FDIC-Insured Commercial Banks

Leverage Ratio



11.00%
9.00%
7.00%
09 10 11 12 13

Tier 1 Risk-Based Capital Ratio



15.00%
13.00%
11.00%
9.00%
09 10 11 12 13

Total Risk-Based Capital Ratio



15.50%
10.50%
09 10 11 12 13

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Improving bank fundamentals
- ✓ Positioned for economic rebound
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks